SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 27, 2005


                                Neurologix, Inc.
             (Exact name of registrant as specified in its charter)


              DELAWARE                    0-13347               06-1582875
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  (State or other jurisdiction of      (Commission           I.R.S. Employer
  incorporation or organization)       File Number)        Identification No.)


           ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY                     07024
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          (Address of principal executive offices)                  (Zip Code)


                                 (201) 592-6451
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                        (Registrant's telephone number,
                              including area code)


                                      None
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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 1.01         Entry into a Material Definitive Agreement

         On April 27, 2005, Neurologix, Inc. (the "Company") issued and sold 1,141,552 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), and a warrant to purchase 285,388 shares of Common Stock (the "Warrant") to Medtronic International, Ltd., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Medtronic, Inc., a Minnesota corporation ("Medtronic"), pursuant to a Stock Purchase Agreement, dated as of April 27, 2005 (the "Stock Purchase Agreement"), a warrant certificate (the "Warrant Certificate" or the "Warrant") and a Registration Rights Agreement, dated as of April 27, 2005, by and among the Company and the Purchaser (the "Registration Rights Agreement"). The Company also entered into a Development and Manufacturing Agreement, dated as of April 27, 2005 with Medtronic (the "Development Agreement").

         The following is a brief summary of the transactions and the operative agreements. This summary is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, the Warrant Certificate and the Registration Rights Agreement, which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively.

Stock Purchase Agreement
------------------------

         Pursuant to the Stock Purchase Agreement, the Company issued and sold to Purchaser 1,141,552 shares of Common Stock for a price of $1.752 per share or an aggregate price of $2,000,000. In addition, the Company issued and sold to Purchaser the Warrant to purchase a total of 285,388 shares of Common Stock (see "Warrant" below).

         The Stock Purchase Agreement provides that the Purchaser may transfer Common Stock only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and that shares of Common Stock shall bear an appropriate legend regarding the restriction on transferability.

Registration Rights Agreement
-----------------------------

         The Registration Rights Agreement provides for registration rights for all the shares of Common Stock previously held by the Purchaser, the shares of Common Stock purchased by the Purchaser pursuant to the Stock Purchase Agreement, and the shares of Common Stock underlying the Warrant (collectively, the "Registrable Securities"). If the Company registers any equity securities for sale to the public on any form which permits the inclusion of securities held by the holder, the holder may request their Registrable Securities to be included in such registration.

         The Registration Rights Agreement provides that the Company shall become listed on the Nasdaq Smallcap Market or another nationally-recognized exchange or quotation system as soon as it is eligible to do so. As soon as the Company becomes eligible to file a shelf registration statement on Form S-3, the Company shall provide notice to the holder. The Company shall file a shelf registration statement within thirty days of a written request by the holder to do so, and generally keep such registration statement effective for a two year period.

         At any time following August 4, 2005, the holders of a majority of the Registrable Securities may request in writing that the Company effect the registration of all of their Registrable Securities. The Company will be required to effect up to two such registrations, and the second registration generally may not be requested until six months after the first registration becomes effective. No such request for registration may be made after a shelf registration statement becomes effective.

         The Registration Rights Agreement also provides that the Company will not grant to any other person or entity registration rights more favorable than the rights granted to the Purchaser.

Warrant
-------

         As described above, pursuant to the Stock Purchase Agreement, the Company has issued the Warrant to purchase a total of 285,388 shares of Common Stock substantially in the form attached hereto as Exhibit 10.2. The Warrant may be exercised, in full or in part, at any time prior to the fifth anniversary of the issuance thereof, at an exercise price of $2.19 per share of underlying Common Stock (the "Warrant Shares"). The Company has the option to call the Warrant following the thirtieth month after the date of issuance, provided that at such time there will be a shelf registration statement effective for at least six months covering the shares of Common Stock underlying the Warrant. If the holder does not exercise the Warrant once the call option requirements have been met, the Company may redeem the Warrant at a price of $0.01 per Warrant Share.

         The Warrant and the underlying Common Stock may not be transferred by the holder thereof, except pursuant to the Securities Act. The underlying Common Stock, when issued, must bear a legend reflecting this restriction on transfer.

Development Agreement
---------------------

         The Development Agreement provides that the Company will use its experience in technology relating to biologics for the treatment of Parkinson's Disease and temporal lobe epilepsy and Medtronic will use its experience in delivery systems for biologic and pharmaceutical compositions to collaborate on a project through which Medtronic will develop a system for delivering biologics (the "Product").

         Pursuant to the Development Agreement, the Company will pay certain development costs to Medtronic over the course of the project based upon development milestones. Following regulatory approval and commercialization of the Product, Medtronic and the Company will have a revenue sharing arrangement based on sales of the Product.

         The Development Agreement will be in place for two years and will renew automatically for successive one-year periods thereafter, unless either party gives the other at least sixty days prior written notice of its intent not to renew.

         The Development Agreement provides that the Company will use Medtronic products for clinical studies relating to Parkinson's Disease and temporal lobe epilepsy.

         The Development Agreement further provides that each of the parties shall have certain ownership rights to portions of the intellectual property associated with the project.

Item 3.02         Unregistered Sales of Equity Securities

         As disclosed under Item 1.01 hereof and Item 1.01 of the Current Report on Form 8-K filed by the Company on April 8, 2005, between April 8, 2005 and April 27, 2005, the Company sold 1,180,014 shares of Common Stock and warrants to purchase 295,003 shares of Common Stock. The aggregate consideration received by the Company in connection with these transactions was $2,050,000. No underwriting discounts or commissions were paid by the Company in connection with these transactions. The transactions were exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and
Section 506 of Regulation D promulgated thereunder. The Company relied, as applicable, upon the representations made by the purchasers of such securities in determining that such exemptions were available.

         The description of the Warrant set forth in Item 1.01 above as well as the description of the warrants set forth in Item 1.01 of the Current Report on Form 8-K filed by the Company on February 10, 2005 are incorporated by reference herein.

Item 7.01         Regulation FD Disclosure.

         On May 2, 2005, the Registrant issued a press release announcing that on April 27, 2005 it consummated the transactions described in Item 1.01 hereto. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(c) Exhibits.

See Exhibit Index below.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NEUROLOGIX, INC.

Date: May 2, 2005                         By:  /s/ Mark S. Hoffman
                                               --------------------------------
                                               Name:  Mark S. Hoffman
                                               Title: Secretary and Treasurer

                                 EXHIBIT INDEX

Number      Title

10.1 Stock Purchase Agreement, dated as of April 27, 2005, by and among Neurologix, Inc. and Medtronic International, Ltd.
10.2        Warrant Certificate
10.3 Registration Rights Agreement, dated as of April 27, 2005, by and among Neurologix, Inc. and Medtronic International, Ltd.
99.1        Press Release, dated May 2, 2005